UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQUITABLE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! EQUITABLE HOLDINGS, INC. 2026 Annual Meeting Vote by September 22, 2026 11:59 PM ET EQUITABLE HOLDINGS, INC. 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105 ATTN: STELLA LEE T02927-P56650 You invested in EQUITABLE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 23, 2026. Get informed before you vote View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 9, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and September 23, 2026 12:00 PM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/EQH2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of nine directors for a one-year term ending at the 2027 Annual Meeting of Stockholders: | |
| | **Nominees:** | |
| 1a. | Douglas Dachille | For |
| 1b. | Francis A. Hondal | For |
| 1c. | Arlene Isaacs-Lowe | For |
| 1d. | Daniel G. Kaye | For |
| 1e. | Joan Lamm-Tennant | For |
| 1f. | Craig MacKay | For |
| 1g. | Mark Pearson | For |
| 1h. | George Stansfield | For |
| 1i. | Charles G.T. Stonehill | For |
| 2. | Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026. | For |
| 3. | Advisory vote to approve the compensation paid to our named executive officers. | For |

**NOTE:** Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof will be voted on by the proxies in their discretion.

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